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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of TransCanada Corporation

We consent to the inclusion in this Annual Report on Form 40-F of:

•
our auditors' report dated February 25, 2008 on the consolidated balance sheets of TransCanada Corporation as at December 31, 2007 and 2006, and the consolidated statements of income, comprehensive income, accumulated other comprehensive income, shareholders' equity and cash flows for each of the years in the three-year period ended December 31, 2007,

•
our Comments by Auditors for United States Readers on Canada-United States Reporting Differences, dated February 25, 2008,

•
our auditors' report on the reconciliation to United States GAAP, dated February 25, 2008, and

•
our Report of Independent Registered Public Accounting Firm dated February 25, 2008 on the Company's internal control over financial reporting as of December 31, 2007,

each of which is contained in this annual report on Form 40-F of the Company for the fiscal year ended December 31, 2007.

We also consent to incorporation by reference of the above mentioned audit reports and comments in TransCanada Corporation's:

•
Registration Statement (No. 333-5916) on Form S-8 dated November 4, 1996 and the Post-Effective Amendment No. 1 on Form S-8 dated May 15, 2003;

•
Registration Statement (No. 333-8470) on Form S-8 dated March 18, 1998 and the Post-Effective Amendment No. 1 on Form S-8 dated May 15, 2003;

•
Registration Statement (No. 333-9130) on Form S-8 dated July 15, 1998 and the Post-Effective Amendment No. 1 on Form S-8 dated May 15, 2003;

•
Registration Statement (No. 33-13564) on Form S-3 dated April 16, 1987 and the Post-Effective Amendment No. 2 on Form F-3 to Form S-3 dated December 5, 1996, and the Post-Effective Amendment No. 3 on Form F-3 to Form S-3 dated June 19, 2003;

•
Registration Statement (No. 333-6132) on Form F-3 dated December 5, 1996, as amended by Post-Effective Amendment No. 1 on Form F- 3 dated June 19, 2003; and

•
Registration Statement (No. 333-140150) on Form F-10 dated January 23, 2007, as amended by Amendment No. 1 on Form F-10/A dated February 1, 2007 and Amendment No. 2 on Form F-10/A dated February 2, 2007.

/s/ KPMG LLP

Chartered Accountants

Calgary, Canada

February 25, 2008

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  Exhibit 23.1